UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 19, 2011


                                  SUNERGY, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-52767
                            (Commission File Number)

                                       N/A
                        (IRS Employer Identification No.)

       14362 N. Frank Lloyd Wright Blvd., Suite 1000, Scottsdale, AZ 85260
              (Address of principal executive offices and Zip Code)

                                  480.477.5810
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 19, 2011, we dismissed Gruber & Company, LLC, Certified Public Accountants, the independent registered principal accountants of our company. The decision to dismiss Gruber & Company, LLC was recommended and approved by our board of directors, which acts as our audit committee.

During the company's two most recent fiscal years or any subsequent interim period preceding the termination of Gruber & Company, LLC, there were no disagreements with Gruber & Company, LLC, which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gruber & Company, LLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Gruber & Company, LLC, as our principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports of Gruber & Company, LLC, for the fiscal years ended December 31, 2009 contained explanatory paragraphs in which they indicated conditions which raised substantial doubt about our ability to continue as a going concern. Further there were no other reportable events, as contemplated by Item 304(a)(1)(v) of Regulation S-K, during the two most recent fiscal years and the interim period up to the date of termination.

We provided Gruber & Company, LLC, with a copy of this disclosure before its filing with the SEC. We requested that Gruber & Company, LLC, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided from Gruber & Company, LLCis filed as
Exhibit 16.1 to this Current Report on Form 8-K.

On May 23, 2011 our board of directors approved and authorized the engagement of De Joya Griffith & Company, LLC, Certified Public Accountants & Consultants as our independent public accountants.

Prior to engaging De Joya Griffith & Company, LLC on May 23, 2011, De Joya Griffith & Company, LLC did not provide our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Gruber & Company, LLC, to De Joya Griffith & Company, LLC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from Gruber & Company, LLC to the SEC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNERGY INC.


/s/ Bryan Miller
-------------------------------
Bryan Miller
President and Director

Dated: May 25, 2011

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